McCLATCHY NEWSPAPERS, INC.
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                        1990 DIRECTORS' STOCK OPTION PLAN
                        ---------------------------------

                   (As Amended and Restated January 22, 1997)


SECTION 1.  ESTABLISHMENT AND PURPOSE.
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     The Plan was established in 1990 to offer the Nonemployee Directors of the
Company an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by purchasing Shares of the Company's Class A Common Stock. To achieve this purpose, the Plan provides for the grant of Nonstatutory Options to purchase such Shares. This amendment and restatement clarifies that the "cashless exercise" method of exercising Nonstatutory Options is available under the Plan and eliminates the stock appreciation right and the ability to receive stock pursuant thereto as an available means of exercise under the Plan.


SECTION 2.  DEFINITIONS.
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     (a) "Board" shall mean the Board of Directors of the Company, as
          -----
constituted from time to time.

     (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.
          ----

     (c) "Committee" shall mean the Compensation Committee of the Board.
          ---------

     (d) "Company" shall mean McClatchy Newspapers, Inc., a Delaware
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corporation.

     (e) "Exercise Price" shall mean the amount for which one Share may be
          --------------
purchased upon exercise of an Option, as specified in the applicable Stock Option Agreement.

     (f) "Fair Market Value" shall mean the market price of a Share, determined
          -----------------
by the Board as follows:

          (i) If the Share was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite-transactions report for such date;

          (ii) If the Share was traded over-the-counter on the date in question and was classified as a national market issue, then the Fair Market Value shall be equal to the last-transaction price quoted by the NASDAQ system for such date;

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

          (iii) If the Share was traded over-the-counter on the date in question but was not classified as a national market issue, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted by the NASDAQ system for such date; and

          (iv) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Board in good faith on such basis as it deems appropriate.

     (g) "Nonemployee Director" shall mean a member of the Board who is not an
          --------------------
employee (within the meaning of section 3401(c) of the Code and the regulations thereunder) of the Company or of a subsidiary of the Company.

     (h) "Nonstatutory Option" shall mean a stock option not described in
          -------------------
sections 422(b), 423(b) or 424(b) of the Code.

     (i) "Option" shall mean a Nonstatutory Option granted under the Plan and
          ------
entitling the holder to purchase Shares.

     (j) "Optionee" shall mean an individual who holds an Option.
          --------

     (k) "Plan" shall mean this McClatchy Newspapers, Inc. 1990 Directors' Stock
          ----
Option Plan, as it may be amended from time to time.

     (l) "Service" shall mean service as a member of the Board, whether or not
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as a Nonemployee Director.

     (m) "Share" shall mean one share of Stock, as adjusted in accordance with
          -----
Section 7 (if applicable).

     (n) "Stock" shall mean the Class A Common Stock of the Company.
          -----

     (o) "Stock Option Agreement" shall mean the agreement between the Company
          ----------------------
and an Optionee which contains the terms, conditions and restrictions pertaining to his or her Option.

     (p) "Total and Permanent Disability" shall mean that the Optionee is unable
          ------------------------------
to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which has lasted, or can be expected to last, for a continuous period of not less than six months or which can be expected to result in death.


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


SECTION 3.  ADMINISTRATION.
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     (a) Plan Administrator. The Plan shall be administered by the Board. The
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Board may act on the recommendation of the Committee, which consists of one or more members of the Board.

     (b) Board Responsibilities. Subject to the provisions of the Plan, the
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Board shall have full authority and discretion to take the following actions:

          (i) To interpret the Plan and to apply its pro- visions;

          (ii) To adopt, amend or rescind rules, procedures and forms relating to the Plan;

          (iii) To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan; and

          (iv) To take any other actions deemed necessary or advisable for the administration of the Plan.

All decisions, interpretations and other actions of the Board shall be final and binding on all Optionees and all other persons deriving their rights from an Optionee. No member of the Board shall be liable for any action that he or she has taken or has failed to take in good faith with respect to the Plan or any Option.


SECTION 4.  STOCK SUBJECT TO PLAN.
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     (a) Basic Limitation. Shares offered under the Plan shall be treasury
         ----------------
Shares or authorized but unissued Shares. The aggregate number of Shares that may be issued under the Plan shall not exceed 187,500 Shares, subject to adjustment pursuant to Section 7. The number of Shares that are subject to Options at any time shall not exceed the number of Shares that then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the purposes of the Plan.

     (b) Additional Shares. In the event that any outstanding Option for any reason expires or is cancelled or otherwise terminated, the Shares allocable to the unexercised portion of such Option shall again be available for the purposes of the Plan.


SECTION 5.  TERMS AND CONDITIONS OF OPTIONS.
---------   -------------------------------

     (a) Stock Option Agreement. Each grant of an Option shall be evidenced by a
         ----------------------
Stock Option Agreement between the Optionee and

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

the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Board deems appropriate for inclusion in a Stock Option Agreement.

     (b) Eligibility and Time of Grant. Only Nonemployee Directors shall be
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eligible for the grant of Options. As of the conclusion of each regular annual meeting of the Company's stockholders, each individual who then is a Nonemployee Director shall receive an Option. (An individual whose service as a Nonemployee Director ends at a regular annual meeting of the Company's stockholders shall not receive an Option at such annual meeting.)

     (c) Number of Shares and Tax Status. Each Option shall cover 1,875 Shares.
         -------------------------------
Such number shall be subject to adjustment in accordance with Section 7. All Options shall be Nonstatutory Options.

     (d) Exercise Price. The Exercise Price under each Option shall be equal to
         --------------
100% of the Fair Market Value of the Shares subject to such Option on the date when such Option is granted. The entire Exercise Price of Shares issued under the Plan shall be payable in cash when such Shares are purchased, except as follows:

          (i) Payment may be made with Shares that have already been owned by the Optionee for more than 12 months and that are surrendered to the Company in good form for transfer. Such Shares shall be valued at their Fair Market Value when the new Shares are purchased under the Plan.

          (ii) Payment may be made by delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares subject to the Option and to deliver all or part of the sale proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

     (e) Vesting. Each Option shall become exercisable in four annual
         -------
installments in accordance with the following schedule:

                                                               Number of Shares
                                                               ----------------
                                                               for Which Option
                                                               ----------------
                Date                                            Is Exercisable
                ----                                            --------------

March 1 of first year after date of grant                             468
March 1 of second year after date of grant                            937
March 1 of third year after date of grant                           1,406
March 1 of fourth year after date of grant                          1,875


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

In addition, each Option shall become exercisable in full in the event that the Optionee's Service terminates not less than six months after such Option was granted because of death, Total and Permanent Disability or retirement after attaining age 65.

     (f) Term of Options. Subject to Subsections (g) and (h) below, each Option
         ---------------
shall expire on the 10th anniversary of the date when such Option was granted.

     (g) Termination of Service (Except by Death). If an Optionee's Service
         ----------------------------------------
terminates for any reason other than death, then his or her Option(s) shall expire on the earliest of the following occasions:

          (i) The expiration date determined pursuant to Subsection (f) above;

          (ii) The date 90 days after the termination of the Optionee's Service, if the termination occurs by reason of retirement after the Optionee attained age 65;

          (iii) The date one year after the termination of the Optionee's Service, if the termination occurs because of his or her Total and Permanent Disability; or

          (iv) The date 30 days after the termination of the Optionee's Service, if the termination is not described in Paragraphs (ii) or (iii) above.

The Optionee may exercise all or part of his or her Option(s) at any time before the expiration of such Option(s) under the preceding sentence, but only to the extent that such Option(s) had become exercisable before his or her Service terminated or became exercisable as a result of the termination. The balance of such Option(s) shall lapse when the Optionee's Service terminates. In the event that the Optionee dies after the termination of his or her Service but before the expiration of his or her Option(s), all or part of such Option(s) may be exercised (prior to expiration) by the executors or administrators of the Optionee's estate or by any person who has acquired such Option(s) directly from him or her by bequest, inheritance or beneficiary designation under the Plan, but only to the extent that such Option(s) had become exercisable before his or her Service terminated or became exercisable as a result of the termination.

     (h) Death of Optionee. If an Optionee dies while he or she is in Service,
         -----------------
then his or her Option(s) shall expire on the earlier of the following dates:

          (i) The expiration date determined pursuant to Subsection (f) above;
     or

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

          (ii) The date 12 months after his or her death.

All or part of the Optionee's Option(s) may be exercised at any time before the expiration of such Option(s) under the preceding sentence by the executors or administrators of his or her estate or by any person who has acquired such Option(s) directly from him or her by bequest, inheritance or beneficiary designation under the Plan.

     (i) Nontransferability. During an Optionee's lifetime, his or her Option(s)
         ------------------
shall be exercisable only by him or her and shall be nontransferable. In the event of an Optionee's death, his or her Option(s) shall not be transferable other than by bequest, inheritance or beneficiary designation under the Plan.


SECTION 6.  MISCELLANEOUS PROVISIONS.

     (a) Modification, Extension and Renewal of Options.  Within
         ----------------------------------------------
the limitations of the Plan, the Board may modify, extend or renew outstanding Options or may accept the cancellation of outstanding Options (to the extent not previously exercised) for the granting of new Options in substitution therefor. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair his or her rights or increase his or her obligations under such Option.

     (b) No Rights as a Stockholder. An Optionee, or a transferee of an
         --------------------------
Optionee, shall have no rights as a stockholder with respect to any Shares covered by his or her Option until the date of the issuance of a stock certificate for such Shares. No adjustment shall be made except as provided in
Section 7.

     (c) Restrictions on Issuance of Shares. Shares shall not be issued under
         ----------------------------------
the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange on which the Company's securities may then be listed.

     (d) No Retention Rights. No provision of the Plan, nor any Option granted
         -------------------
under the Plan, shall be construed as giving any person the right to become or to be treated as a Nonemployee Director or to remain a Nonemployee Director.


SECTION 7.  ADJUSTMENT OF SHARES.
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     (a) General. In the event of a subdivision of the outstanding Stock, a
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declaration of a dividend payable in Shares, a declaration of a dividend payable in cash in an amount that has a material effect on the price of Shares, a combination or

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


consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of Shares, or a similar occurrence, the Board shall make appropriate adjustments in one or more of (i) the number of Options available for future grants under Section 4, (ii) the number of Shares to be covered by each new Option under Section 5(c), (iii) the number of Shares covered by each outstanding Option or (iv) the Exercise Price under each outstanding Option.

     (b) Reorganizations. In the event that the Company is a party to a merger
         ---------------
or other reorganization, outstanding Options shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding Options by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation) or for settlement in cash.

     (c) Reservation of Rights. Except as provided in this Section 7, an
         ---------------------
Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.


SECTION 8.  DURATION AND AMENDMENTS.
---------   -----------------------

     (a) Term of the Plan. The Plan, as set forth herein, became effective on
         ----------------
July 25, 1990. The Plan shall terminate automatically on July 24, 2000, and may be terminated on any earlier date pursuant to Subsection (b) below.

     (b) Right to Amend or Terminate the Plan. The Board may amend, suspend or
         ------------------------------------
terminate the Plan at any time and for any reason.

     (c) Effect of Amendment or Termination. No Shares shall be issued or sold
         ----------------------------------
under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Option previously granted under the Plan.


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


SECTION 9.  EXECUTION.
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     To record the adoption of the Plan by the Board on January 22, 1997, the
Company has caused its authorized officer to execute the same.

                                         McCLATCHY NEWSPAPERS, INC.




                                         By
                                           -------------------------------------

                                         As its
                                               ---------------------------------


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